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                       NEW ISSUE COMPUTATIONAL MATERIALS


                                  $780,000,000

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RZ1


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2003-RZ1 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer




                JANUARY 9, 2003 (REVISED AS OF JANUARY 13, 2003)

                     GMAC RFC SECURITIES (GRAPHIC OMITTED)


Any transactions in the certificates will be effected through Residential Funding Securities Corporation.



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This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

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The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


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This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER


     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



                                                      GROUP I           GROUP II             TOTAL
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Current Principal Balance (as of 1/1/03)      $455,882,786.96    $299,999,646.18   $755,882,433.14
 Loan Count                                             2,894              1,906             4,800
 Average Original Balance                            $157,742           $157,757          $157,748
 Range of Original Balance                          $13,350 -          $22,660 -         $13,350 -
                                                     $650,000           $618,000          $650,000
       $0.01 to $100,000.00                            10.51%             11.17%            10.77%
       $100,000.01 to $200,000.00                      51.91%             50.20%            51.23%
       $200,000.01 to $300,000.00                      27.69%             29.03%            28.22%
       $300,000.01 to $400,000.00                       6.97%              7.16%             7.05%
       $400,000.01 to $500,000.00                       2.17%              1.88%             2.05%
       $500,000.01 to $600,000.00                       0.47%              0.36%             0.43%
       $600,000.01 to $700,000.00                       0.29%              0.21%             0.25%
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 WA Gross Coupon                                       7.963%             7.936%            7.952%
 Range of Gross Coupons                             6.3750% -          6.0000% -         6.0000% -
                                                     11.3750%           11.5000%          11.5000%
      6.000% to 6.499%                                  0.03%              0.08%             0.05%
      6.500% to 6.999%                                  3.81%              4.34%             4.02%
      7.000% to 7.499%                                 24.10%             25.57%            24.68%
      7.500% to 7.999%                                 31.25%             29.64%            30.61%
      8.000% to 8.499%                                 16.64%             17.65%            17.04%
      8.500% to 8.999%                                 12.98%             11.85%            12.53%
      9.000% to 9.499%                                  5.50%              4.66%             5.17%
      9.500% to 9.999%                                  3.59%              3.98%             3.74%
      10.000% to 10.499%                                0.90%              1.10%             0.98%
      10.500% to 10.999%                                1.07%              0.78%             0.95%
      11.000% to 11.499%                                0.14%              0.31%             0.21%
      11.500% to 11.999%                                   --              0.03%             0.01%
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                                             --------------------------------------------------------
 WA Age (months)                                            1                  3                 2
 WA Original Term to Maturity (months)                    352                352               352
 WA Remaining to Maturity Term (months)                   351                349               350
       121 to 180                                       4.02%              4.62%             4.26%
       181 to 240                                       0.14%              0.05%             0.10%
       241 to 300                                       0.04%                 --             0.02%
       301 to 360                                      95.80%             95.33%            95.62%
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 Balloon / Fully Amortizing                    3.65% / 96.35%     3.77% / 96.23%    3.70% / 96.30%
 First Lien / Second Lien                     100.00% / 0.00%    100.00% / 0.00%   100.00% / 0.00%
 WA Debt-to-Income Ratio                               39.12%             39.30%            39.19%
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This  Information  was  prepared by Bear  Stearns and Company in its capacity as lead underwriter.  This information  should be considered only after reading the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER





     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                                                      GROUP I           GROUP II             TOTAL

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WA Credit Score                                           700                701               700
 Range of Credit Scores                             580 - 815          580 - 814         580 - 815
       580 - 599                                        1.60%              1.98%             1.75%
       600 - 619                                        8.32%              7.34%             7.93%
       620 - 639                                        8.73%              8.83%             8.77%
       640 - 659                                        7.07%              7.30%             7.16%
       660 - 679                                        7.20%              6.85%             7.06%
       680 - 699                                       12.93%             13.01%            12.96%
       700 - 719                                       11.04%             10.42%            10.79%
       720 - 739                                       17.17%             16.11%            16.75%
       740 - 759                                       11.99%             13.23%            12.48%
       760 - 779                                        8.54%             10.36%             9.26%
       780 - 799                                        4.74%              3.95%             4.43%
       800 or greater                                   0.68%              0.63%             0.66%
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 WA Original LTV                                      102.25%            102.11%           102.20%
 Range of Original LTV                       90.00% - 107.00%   90.00% - 107.00%  90.00% - 107.00%
     85.01% to 90.00%                                   0.05%              0.05%             0.05%
     90.01% to 95.00%                                   5.86%              5.52%             5.73%
     95.01% to 100.00%                                 30.08%             33.81%            31.56%
     100.01% to 101.00%                                 1.57%              1.31%             1.47%
     101.01% to 102.00%                                 3.45%              4.16%             3.73%
     102.01% to 103.00%                                31.56%             29.44%            30.72%
     103.01% to 104.00%                                 4.39%              3.88%             4.19%
     104.01% to 105.00%                                 4.29%              4.03%             4.18%
     105.01% to 106.00%                                 3.13%              3.27%             3.19%
     106.01% to 107.00%                                15.62%             14.54%            15.19%
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                                             --------------------------------------------------------
 CREDIT GRADE
 A1                                                    42.40%             43.53%            42.85%
 A2                                                    22.77%             21.97%            22.45%
 A3                                                    14.25%             13.76%            14.06%
 A4                                                    16.13%             16.42%            16.25%
 AX                                                     2.43%              2.00%             2.26%
 AM                                                     2.01%              2.32%             2.14%
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     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                                                      GROUP I           GROUP II             TOTAL
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PROPERTY TYPE
 SF Detached                                           74.41%             71.34%            73.19%
 PUD Detached                                          11.47%             11.95%            11.66%
 Low-Rise Condo                                         7.20%              8.27%             7.62%
 Two Family                                             3.25%              4.14%             3.61%
 PUD Attached                                           2.94%              3.22%             3.05%
 Townhouse                                              0.72%              1.06%             0.86%
 Leasehold                                                 --              0.02%             0.01%
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 OCCUPANCY STATUS
 Owner Occupied                                        95.54%             95.54%            95.54%
 Non-Owner Occupied                                     3.74%              3.39%             3.60%
 Second Home                                            0.72%              1.07%             0.86%
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 DOCUMENTATION
 Full Documentation                                    88.23%             87.60%            87.98%
 Limited Documentation                                 11.77%             12.40%            12.02%
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 LOAN PURPOSE
 Purchase                                              70.46%             72.40%            71.23%
 Equity Refinance                                      21.55%             20.71%            21.22%
 Rate/Term Refinance                                    7.99%              6.89%             7.56%
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PREPAYMENT PENALTY TERM
 None                                                  38.28%             40.85%            39.30%
 12 months                                              5.85%              6.77%             6.22%
 24 months                                              2.65%              1.77%             2.30%
 36 months                                             49.43%             47.74%            48.76%
 48 months                                              0.46%              0.15%             0.33%
 60 months                                              3.31%              2.58%             3.02%
 Other (not more than 60 months)                        0.03%              0.14%             0.07%
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 GEOGRAPHIC CONCENTRATION (> 5%)
                                                  23.70% - CA        24.23% - CA       23.91% - CA
                                                   6.17% - FL         5.71% - FL        5.99% - FL
                                                                      5.17% - MI
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This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER